UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking a high level of current income and total return.

Annual Report

September 30, 2009

Nuveen Preferred Securities Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to be better positioned to benefit from any recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

November 24, 2009

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not Intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Earlier this year, this Fund’s fiscal year end was changed to September 30 from December 31. As a result, this report covers the nine-month period following the Fund’s last annual report dated December 31, 2008.

The Nuveen Preferred Securities Fund features management by Nuveen Asset Management (NAM), an affiliate of Nuveen Investments. Douglas Baker, CFA, has served as the Fund’s portfolio manager since its inception in 2006, and has more than ten years of investment industry experience. Here Doug discusses market conditions and the Fund’s performance and investment strategy for the nine-month period ended September 30, 2009.

What were the general market conditions during the reporting period?

For the nine-month period ended September 30, 2009, the domestic equity and fixed income markets demonstrated impressive performance, especially within the financial services sector. As of September 30, 2009, the Barclays Capital U.S. Aggregate Bond Index was up 5.7% year-to-date, while the financial institutions sub-sector of that index was up 15.7% over the same time period. Even more noteworthy was the performance of the equity markets during the first nine months of 2009. During that time, the broad S&P 500 Index was up 19.3%, while the S&P 500 Financials Index performed even better, recording a 21.2% return. Unfortunately, those statistics do not reflect the turmoil and volatility markets endured during the first three quarters of 2009. In early March 2009, the Barclays Capital U.S. Aggregate Bond Index was down nearly 9% on a year-to-date basis, while the S&P 500 Index was down almost 50%. For much of the first quarter, investors digested a steady stream of poor economic data and foreboding headlines primarily out of the financial services sector. However, beginning late March 2009 and continuing through the second and third quarters, credit spreads and equities staged a powerful rally. Improving economic data coupled with increasing investor confidence in the financial services sector helped spur the reversal in valuations.

Recent economic data suggests that the economy may have turned the corner in the third quarter 2009. Preliminary estimates indicate Gross Domestic Product (GDP) grew at an annualized rate of 3.5% for the quarter. This was a vast improvement from the cycle low of -6.4% for the first quarter of 2009, and it was the first quarter of positive growth since the three-month period ended June 30, 2008.

Unfortunately, while the economy may have expanded during the third quarter of 2009, the employment picture continued to prove troublesome. While September 2009’s non-farm payroll (NFP) of -263,000 was significantly better than the cycle low of -741,000 in January 2009, unemployment rate reached 9.8% in September, materially worse than January’s 7.7%. Economists surveyed by Bloomberg estimate that the unemployment rate

2	Nuveen Investments

likely will peak in 2010. Fortunately, the unemployment rate tends to be a lagging indicator, often not demonstrating meaningful improvement until economic expansion is well underway.

Inflation during the first nine months of 2009 was modest, likely held in check by slack in the labor market, easing commodity prices, and excess capacity in the services and manufacturing sectors. In August 2009, the Core Personal Comsumption Expenditures Index, the Federal Reserve’s favored measure of inflationary pressure, increased at a 1.3% annual rate compared to August 2008, well within the Fed’s comfort zone of between 1% and 2%. With inflationary risks seemingly contained, the Federal Reserve maintained a fed funds target rate at the extremely low level of between 0% and 0.25% for the entire nine-month reporting period.

Arguably the most important developments for the preferred / hybrid market occurred during the first six months of 2009. During the first quarter, the U.S. Treasury announced details of the Financial Stability Plan (FSP). Of particular importance for the financial services sector, a sector that comprises roughly 85% of the preferred / hybrid market, the FSP required 19 domestic banks and financial institutions with assets over $100 billion to endure an exhaustive stress test (aka the Supervisory Capital Assessment Program, or SCAP). Unfortunately, the SCAP results were not released until second quarter. The period of time between the announcement of the SCAP, and release of the results was plagued with rumors and investor apprehension. As a result, preferred / hybrid valuations suffered during this time.

When the Treasury released the SCAP stress test results early in the second quarter of 2009, 10 of the 19 institutions in the SCAP were mandated to raise an aggregate amount of $74.6 billion in new capital. Both the number of institutions affected and the size of the aggregate capital raise were below rumored levels. Soon after the release, the 10 institutions disclosed viable plans to meet the capital raising objectives and the market responded favorably to the news. While the SCAP results were better than many expected, and the subsequent plans for raising capital were well received, in our opinion it was the elimination of ambiguity that investors valued most.

Other second quarter headlines of significance concerned better-than-expected first quarter bank earnings, and easing of mark-to-market accounting rules of illiquid assets by FASB (the Financial Accounting Standards Board). In addition, the U.S. Treasury invited several large domestic insurance companies to receive capital injections under the Troubled Asset Relief Program (TARP). These headlines also were well received by the market, disproportionately benefitting the financial services sector and thus preferred / hybrid securities.

While the preferred / hybrid market posted strong absolute returns for the nine-month period ended September 30, 2009, we did observe some interesting trends within the asset class. First, the $25 par exchange-traded retail structures lagged their $1000 par over-the-counter (OTC) institutional counterparts. The Merrill Lynch $25 Par US Preferred Stock, Fixed Rate Index (P0P1) returned 15.3% during the first nine months of 2009. Over that same time period, the Barclays $1000 Par Capital Securities – USD Index (BACR-USD) returned an impressive 22.8%. The disparity in performance was due primarily to shrinking liquidity premium in the $1000 par OTC market. In late 2008 and early first quarter 2009

Nuveen Investments	3

when the markets were most volatile, investors in the preferred / hybrid sector demonstrated a strong preference for $25 par exchange-traded structures. These structures were perceived to be relatively more liquid due to their exchange-traded nature. As a result, during the fourth quarter of 2008 the P0P1 generated a three month return of 9.7% while the BACR-USD lagged meaningfully, posting a return of 0.8% over the same measurement period.

How did the Fund perform during the nine months ended September 30, 2009?

The table on page six provides performance information for the Fund for the nine-month, one-year and since inception periods ended September 30, 2009. The table also compares the Fund’s performance to special and general market indexes. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the reporting period, and how did this affect performance?

During the nine-month period ended September 30, 2009, the Fund’s Class A Shares at net asset value outperformed its comparative indexes.

Over the course of this period, the Fund realized meaningful shareholder inflows, growing from $65.4 million of assets under management to $257.7 million (a portion of this growth was due to capital appreciation). Consistent with our investment process, we sought to invest these inflows in what we judged to be stable and improving credits.

When investing these new assets, the Fund’s investment management team continued to toggle between the $25 par retail sector and the $1000 par institutional sector. During periods of market volatility, such as the latter half of 2008 and most of the first quarter, retail and institutional investors tend to price risk quite differently. This behavior may result in meaningful price discrepancies between $25 par and $1000 par securities. The investment management team tried to use these periods of volatility to improve the Fund’s structure and/or yield.

In addition, the investment team took advantage of different preferred / hybrid security structures as they fell into or out of favor with investors. For example, during the first quarter, investors became increasingly concerned with preferred / hybrid distribution deferrals. As a result, those securities with non-cumulative distribution language experienced intense selling pressure. In some instances, the selling pressure was at near panic levels, regardless of the issuer’s credit quality. We purchased some of these non-cumulative structures at attractive levels. However, we only purchased the non-cumulative structures from issuers who we felt had a low chance of deferring its preferred / hybrid distributions.

There were several factors that contributed to the Fund’s outperformance during the nine-month period. For a majority of the reporting period, the Fund had a relative overweight position in the $1000 par sector. At the beginning of the year, the Fund was roughly allocated 75% to $25 par and 25% to $1000 par securities. By the end of the third quarter, the Fund was roughly equal weight between the $25 par and $1000 par

4	Nuveen Investments

structures. As a point of reference, the Fund’s Market Benchmark Index was allocated 65% to $25 par securities and 35% to $1000 par structures at the end of the period. As mentioned previously, the $1000 par BACR-USD Index returned 22.8% during the first nine months of 2009, while the $25 par P0P1 returned 15.3% over the same measurement period. This shift toward $1000 par securities contributed to the Fund’s outperformance over the period.

In addition, high equity content, non-cumulative security structures materially outperformed their high debt content, cumulative counterparts. Between December 31, 2008 and September 30, 2009, the high equity content Barclays Capital Securities, Tier 1 – USD Index (BACR, Tier 1 – USD) generated a 38.8% return, well above the 22.8% of the broader BACR – USD Index over the same period. Throughout the fourth quarter of 2008 and early first quarter 2009, high equity content, non-cumulative security structures underperformed in response to menacing headlines out of the financial services sector. We used this period of time as an opportunity to increase the Fund’s allocation to high equity content structures. As headlines abated and the economy demonstrated signs of stabilization early in the second quarter, investor appetite increased meaningfully for high equity content preferred / hybrid securities. For the nine-month period ended September 30, 2009, the Fund generally was overweight high equity content structures compared to the Market Benchmark Index.

Finally, we sought to generate alpha by relying on our research analysts to select stable and improving credits. Frequently, the most compelling opportunities are among the lower investment grade and split-rated securities, a segment often neglected by investors. As a result, the Fund is generally overweight in securities rated BBB and below compared to the Market Benchmark Index. During the nine-month period, credit spreads generally compressed. Interestingly, as one moved further down the credit spectrum, the spread tightening increased in a disproportionate manner. For example, the option adjusted spread (OAS) of the Barclays Capital Corporate Bond AAA Index compressed 320 basis points between December 31, 2008 and September 30, 2009. During that same nine-month period, the OAS of the Barclays Capital Corporate Bond BBB Index compressed almost 450 basis points. Therefore, the Fund benefitted meaningfully during the first nine months of 2009 from its position in lower rated securities.

Nuveen Investments	5

*	Nine-month returns are cumulative; one-year and since inception returns are annualized.

1	The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1000-par securities with at least one year to maturity. The since inception data for the index represents returns for the period 1/1/07 – 9/30/09, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Market Benchmark Index is comprised of a 60% weighting in the Merrill Lynch Preferred Stock Hybrid Securities Index, a 35% weighting in the Barclays USD Capital Securities Index and a 5% weighting in the Merrill Lynch REIT Preferred Stock Index. The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The Lehman Brothers USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The Merrill Lynch REIT Preferred Stock Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The since inception data for the index represents returns for the period 1/1/07 – 9/30/09, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns*

As of 9/30/09

	9-Month	1-Year	Since Inception (12/19/06)
Nuveen Preferred Securities Fund
A Shares at NAV	35.29%	33.48%	-3.09%
A Shares at Offer	28.83%	27.14%	-4.77%
Merrill Lynch Preferred Stock Hybrid Securities Index[1]	10.69%	30.20%	-4.58%
Market Benchmark Index[2]	16.71%	29.68%	-2.05%
S&P 500 Index[3]	19.30%	-6.91%	-8.08%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Class A Shares have a 4.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

6	Nuveen Investments

Nuveen Preferred Securities Fund (Class A)

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Preferred Securities Fund compared with the corresponding indexes. Returns would be different for other share classes. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. The Market Benchmark Index is comprised of a 60% weighting in the Merrill Lynch Preferred Stock Hybrid Securities Index, a 35% weighting in the Barclays USD Capital Securities Index and a 5% weighting in the Merrill Lynch REIT Preferred Stock Index. The Lehman Brothers USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The Merrill Lynch REIT Preferred Stock Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Preferred Securities Fund’s total returns include reinvestment of all dividends and distributions, and the Fund’s total return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	7

Fund Spotlight as of 9/30/09 Nuveen Preferred Securities Fund

Quick Facts
	A Shares	C Shares	R3 Shares[1]	I Shares
Fund Symbols	NPSAX	NPSCX	N/A	NPSRX
NAV	$14.73	$14.74	$14.82	$14.72
Latest Monthly Dividend[2]	$0.0970	$0.0885	$ —	$0.1000
Inception Date	12/19/06	12/19/06	9/29/09	12/19/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Shares are actual. The returns for Class R3 are actual since class inception on 9/29/09, returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and will be available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/09

A Shares	NAV	Offer
1-Year	33.48%	27.14%
Since Inception	-3.09%	-4.77%

C Shares	NAV
1-Year	32.61%
Since Inception	-3.79%

R3 Shares	NAV
1-Year	33.05%
Since Inception	-3.35%

I Shares	NAV
1-Year	33.76%
Since Inception	-2.86%
Yields

A Shares	NAV	Offer
Dividend yield[5]	7.90%	7.53%
30-day yield[5]	7.65%	—
SEC 30-day yield[5,6]	—	7.28%

C Shares	NAV
Dividend yield[5]	7.20%
30-day yield[5]	6.89%

R3 Shares[1]	NAV
Dividend yield[5]	—%
SEC 30-day yield[5]	7.32%

I Shares	NAV
Dividend yield[5]	8.15%
SEC 30-day yield[5]	7.90%

Top Five Issuers[3]:
JP Morgan Chase & Company	9.2%
Wells Fargo & Company	9.0%
Bank of America Corporation	6.4%
Deutsche Bank	4.4%
Banco Santander	4.4%

Portfolio Credit Quality3

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$259,395
Average Duration	6.52
Number of Positions/Holdings	187

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.64%	0.94%	12/31/08
Class C	2.32%	1.69%	12/31/08
Class I	1.26%	0.69%	12/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through April 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Effective September 29, 2009, the Fund issued Class R3 Shares.

2	Paid October 1, 2009.

3	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of September 30, 2009. Holdings are subject to change.

4	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2009. Holdings are subject to change.

5	Dividend yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend yield may differ from the SEC 30-Day yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

6	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

N/A	Class R3 Shares are currently not publicly available.

8	Nuveen Investments

Fund Spotlight as of 9/30/09 Nuveen Preferred Securities Fund

Industries[1]
Commercial Banks	41.4%
Diversified Financial Services	21.1%
Capital Markets	13.9%
Insurance	13.4%
Repurchase Agreements	1.5%
Other	8.7%
1	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 Shares expense examples below reflect only the first 2 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/09)	$1,753.30	$1,748.40	$1,004.00	$1,754.30	$1,020.36	$1,016.60	$1,000.21	$1,021.61
Expenses Incurred During Period	$6.49	$11.64	$0.07	$4.76	$4.76	$8.54	$0.07	$3.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.94%, 1.69%, and 0.69% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 2/365 (to reflect the 2 days in the period since the class commencement of operations).

Nuveen Investments	9

Report of

Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Investment Trust V – Nuveen Preferred Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Investment Trust V (comprised of Nuveen Preferred Securities Fund (the “Fund”) as of September 30, 2009, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred Securities Fund at September 30, 2009, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

Chicago, Illinois

November 25, 2009

10	Nuveen Investments

Portfolio of Investments

Nuveen Preferred Securities Fund

September 30, 2009

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 51.0%

	Capital Markets – 9.9%

100,200	Ameriprise Financial, Inc.	7.750%	A	$2,479,950

11,862	BNY Capital Trust IV, Series E	6.875%	Aa3	299,041

27,520	BNY Capital Trust V, Series F	5.950%	Aa3	674,240

67,628	Credit Suisse	7.900%	Aa3	1,694,081

48,489	Deutsche Bank Capital Funding Trust I	7.350%	Aa3	1,103,125

47,664	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	988,551

249,840	Deutsche Bank Capital Funding Trust V	8.050%	Aa3	6,156,058

4,100	Deutsche Bank Capital Funding Trust VIII	6.375%	Aa3	93,480

117,600	Deutsche Bank Contingent Capital Trust III	7.600%	Aa3	2,737,728

5,000	Goldman Sachs Group Inc., Series D	4.000%	A3	94,000

42,179	Goldman Sachs Group Inc.	6.200%	A3	1,061,224

46,801	Morgan Stanley Capital Trust III	6.250%	A3	1,018,858

1,900	Morgan Stanley Capital Trust V	5.750%	A3	37,449

97,458	Morgan Stanley Capital Trust VI	6.600%	A3	2,226,915

192,406	Morgan Stanley Capital Trust VII	6.600%	A3	4,234,856

33,515	Morgan Stanley Capital Trust VIII	6.450%	A3	731,632
	Total Capital Markets			25,631,188

	Commercial Banks – 19.5%

356,895	Banco Santander Finance	10.500%	A2	9,664,714

125,700	Barclays Bank PLC	8.125%	BBB+	3,067,080

20,000	Barclays Bank PLC	7.750%	BBB+	477,800

40,141	BB&T Capital Trust V	8.950%	A2	1,079,391

201,900	BB&T Capital Trust VI	9.600%	A2	5,532,060

70,167	Fifth Third Capital Trust VI	7.250%	Baa2	1,438,424

223,880	Fifth Third Capital Trust VII	8.875%	Baa2	5,373,120

31,512	HSBC Finance Corporation	6.875%	A	756,288

500	HSBC Finance Corporation	6.000%	A	10,480

48,948	HSBC Holdings PLC	8.125%	A1	1,264,816

6,899	KeyCorp Capital Trust V	5.875%	Baa2	124,527

71,528	KeyCorp Capital Trust IX	6.750%	Baa2	1,484,206

60,584	KeyCorp Capital Trust X	8.000%	Baa2	1,358,293

36,744	KeyCorp Capital VIII	7.000%	Baa2	753,252

19,462	M&T Capital Trust IV	8.500%	Baa1	511,461

4,400	National City Capital Trust II	6.625%	Baa1	90,860

23,100	National City Capital Trust IV	8.000%	Baa1	555,555

71,832	PNC Financial Services, Series F	9.875%	A3	1,994,775

16,350	Regions Financing Trust III	8.875%	BB+	391,910

25,867	U.S. Bancorp.	7.875%	A2	702,289

22,481	USB Capital Trust XI	6.600%	A1	556,405

23,883	USB Capital XII	6.300%	A1	554,802

6,100	Wachovia Capital Trust IX	6.375%	A–	131,882

72,375	Wachovia Capital Trust X	7.850%	A–	1,798,519

350,045	Wells Fargo & Company	8.000%	A–	8,719,621

15,000	Wells Fargo Capital Trust XII	7.875%	A–	381,150

70,180	Wells Fargo Capital Trust XIV	8.625%	A–	1,860,472
	Total Commercial Banks			50,634,152

Nuveen Investments	11

Portfolio of Investments

Nuveen Preferred Securities Fund (continued)

September 30, 2009

Shares	Description (1)	Coupon	Ratings (2)	Value

	Consumer Finance – 0.0%

5,000	HSBC Finance Corporation	6.360%	BBB	$103,600

	Diversified Financial Services – 13.8%

7,000	BAC Capital Trust I	7.000%	Baa3	151,830

10,000	BAC Capital Trust II	7.000%	Baa3	212,200

19,850	BAC Capital Trust VIII	6.000%	Baa3	368,218

2,829	BAC Capital Trust X	6.250%	Baa3	53,440

27,172	BAC Capital Trust XII	6.875%	Baa3	572,242

20,645	Bank One Capital Trust VI	7.200%	A1	511,170

48,188	Bear Stearns Capital Trust III	7.800%	A1	1,207,591

52,500	Citigroup Capital Trust IX	6.000%	Baa3	955,500

43,200	Citigroup Capital Trust VII	7.125%	Baa3	866,160

63,300	Citigroup Capital Trust VIII	6.950%	Baa3	1,257,771

53,495	Citigroup Capital Trust XI	6.000%	Baa3	930,278

23,900	Citigroup Capital X	6.100%	Baa3	415,621

56,600	Citigroup Capital XV	6.500%	Baa3	1,035,780

100,200	Citigroup Capital XVI	6.450%	Baa3	1,951,896

51,400	Citigroup Capital XVII	6.350%	Baa3	925,714

11,600	Citigroup Capital XX	7.875%	Baa3	250,444

440,300	Countrywide Capital Trust III	7.000%	Baa3	9,056,971

218,598	Countrywide Capital Trust IV	6.750%	Baa3	4,409,122

28,401	Fleet Capital Trust VIII	7.200%	Baa3	598,409

2,300	General Electric Capital Corporation	6.625%	AA+	57,247

500	General Electric Capital Corporation	6.000%	AA+	12,080

101,563	ING Groep N.V.	8.500%	Ba1	1,924,619

111,725	JP Morgan Chase & Company	8.625%	A2	3,078,024

5	JP Morgan Chase Capital Trust X	7.000%	A1	127

3,573	JP Morgan Chase Capital Trust XI	5.875%	A1	77,820

5,060	JP Morgan Chase Capital Trust XXIV	6.875%	A1	124,172

38,100	JP Morgan Chase Capital Trust XXVI	8.000%	A1	1,025,271

11,000	MBNA Capital E	8.100%	Baa3	253,000

17,300	MBNA Corporation, Capital Trust D	8.125%	Baa3	397,554

15,600	Merrill Lynch Capital Trust II	6.450%	Baa3	290,316

10,000	Merrill Lynch Capital Trust III	7.375%	Baa3	210,900

26,985	Merrill Lynch Capital Trust III	7.000%	Baa3	526,747

89,900	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	1,798,899

11,534	National Rural Utilities Cooperative Finance Corporation	6.750%	A3	285,813
	Total Diversified Financial Services			35,792,946

	Electric Utilities – 0.5%

11,500	American Electric Power	8.750%	Baa3	318,550

7,400	DTE Energy Trust I	7.800%	Baa3	188,108

1,000	DTE Energy Trust II	7.500%	Baa3	25,300

21,200	FPL Group Capital Inc.	7.450%	A3	564,980

9,700	FPL Group Capital Inc.	6.600%	A3	246,768
	Total Electric Utilities			1,343,706

	Insurance – 2.1%

2,400	Aegon N.V.	6.500%	BBB	40,008

25,000	Aegon N.V.	6.375%	BBB	417,000

12	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value

	Insurance (continued)

61,600	Aegon N.V.	7.250%	BBB	$1,139,600

28,800	Allianz SE	8.375%	A+	690,048

35,832	Financial Security Assurance Holdings	6.250%	A+	538,602

20,393	Lincoln National Capital VI, Series F	6.750%	BBB–	448,646

2,100	MetLife Inc., Series B	6.500%	Baa1	49,833

1,200	PLC Capital Trust III	7.500%	BBB	25,056

19,400	PLC Capital Trust IV	7.250%	BBB	407,206

55,000	Principal Financial Group	6.518%	Baa3	1,056,000

13,360	Protective Life Corporation	7.250%	BBB	279,090

12,699	Prudential Financial Inc.	9.000%	BBB+	332,587
	Total Insurance			5,423,676

	Multi-Utilities – 0.2%
13,300	Xcel Energy Inc.	7.600%	Baa2	345,534

	Real Estate Investment Trust – 4.8%

17,996	Duke Realty Corporation, Series O	8.375%	Baa3	436,763

59,790	Harris Preferred Capital Corporation, Series A	7.375%	A1	1,398,488

10,300	Kimco Realty Corporation, Series G	7.750%	Baa2	250,805

5,900	Prologis Trust, Series G	6.750%	Baa3	116,230

5,000	PS Business Parks, Inc.	7.000%	Baa3	111,150

48,680	Public Storage, Inc., Series K	7.250%	Baa1	1,212,619

69,211	Public Storage, Inc., Series M	6.625%	Baa1	1,575,934

31,000	Public Storage Inc., Series W	6.500%	Baa1	669,600

105,554	Vornado Realty LP	7.875%	BBB	2,638,850

8,930	Vornado Realty Trust	6.750%	BBB–	185,298

182,400	Weingarten Realty Trust	8.100%	BBB	3,775,680
	Total Real Estate Investment Trust			12,371,417

	Thrifts & Mortgage Finance – 0.1%
12,900	Sovereign Capital Trust V	7.750%	BBB+	312,954

	U.S. Agency – 0.1%

7,000	Federal Home Loan Mortgage Corporation (3)	6.420%	Ca	21,000

45,000	Federal Home Loan Mortgage Corporation (3)	8.375%	Ca	81,450

45,000	Federal National Mortgage Association (3)	8.250%	Ca	72,450

60,000	Federal National Mortgage Association (3)	8.250%	Ca	96,600
	Total U.S. Agency			271,500
	Total $25 Par (or similar) Preferred Securities (cost $109,794,086)			132,230,673

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value
	TAXABLE MUNICIPAL BONDS – 2.5%

	California – 0.2%

$485	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008B, 11.000%, 10/01/14	No Opt. Call	N/R	$471,473

200	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 9.125%, 6/01/13	No Opt. Call	N/R	199,044
685	Total California			670,517

	Florida – 0.6%

255	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Build America Bond Series 2009B, 6.910%, 7/01/39	7/19 at 100.00	AA	263,920

200	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	188,620

Nuveen Investments	13

Portfolio of Investments

Nuveen Preferred Securities Fund (continued)

September 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value

	Florida (continued)

$200	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 200C, 7.100%, 10/01/39	10/19 at 100.00	AA-	$211,892

250	Pasco County, Florida, Water and Sewer Revenue Bonds, Build America Bonds Series 2009B, 6.760%, 10/01/39	No Opt. Call	AA	264,520

200	Seacoast Utility Authority, Florida, Water and Sewer Utility System Revenue Bonds, Taxable Build America, Series 2009B, 6.680%, 3/01/39 (WI/DD, Settling 10/07/09)	3/20 at 100.00	A+	200,000

475	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007B, 7.804%, 10/01/20, 144A	No Opt. Call	BBB	405,954
1,580	Total Florida			1,534,906

	Idaho – 0.0%

125	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008B, 7.500%, 6/01/12	No Opt. Call	BBB	122,503

	Louisiana – 0.2%

195	Carter Plantation Land Louisiana, Revenue Bonds, 9.000%, 7/01/17 (5)	12/09 at 100.00	N/R	112,164

440	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/10 at 102.00	N/R	352,792
635	Total Louisiana			464,956

	Michigan – 0.2%

200	Croswell & Lexington Community Schools, Michigan, General Obligation Bonds, School Building & Site Series 2009, 6.050%, 5/01/29	5/19 at 100.00	AA–	205,400

1,500	Lansing Tax Increment Finance Authority, Michigan, Tax Increment Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 5/01/31 (WI/DD, Settling 10/08/09)	5/19 at 38.12	AA+	269,085
1,700	Total Michigan			474,485

	Nevada – 0.1%

200	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	205,558

	New Jersey – 0.4%

1,000	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Refunding Series 2007B, 6.500%, 7/01/23	7/17 at 100.00	BBB–	864,130

200	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Build America Bond Series 2009A-5, 7.000%, 11/01/38	No Opt. Call	A–	227,952
1,200	Total New Jersey			1,092,082

	Ohio – 0.1%

200	Hamilton, Ohio, Electric System Revenue Bonds, Build America Bonds Series 2009B, 6.600%, 10/01/39 - AGC Insured	10/19 at 100.00	Aa2	209,234

	Texas – 0.3%

600	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008B, 10.000%, 8/15/18	No Opt. Call	BB+	554,016

135	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	135,073

200	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A2	231,058
935	Total Texas			920,147

	Virginia – 0.1%

200	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Raod Revenue Bonds, Series 2009D, 7.462%, 10/01/46 - AGC Insured	No Opt. Call	BBB+	222,640

	Washington – 0.3%

745	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Fuels Inc., Series 2007H, 10.000%, 12/01/11	No Opt. Call	N/R	655,995
$8,205	Total Taxable Municipal Bonds (cost $6,858,414)			6,573,023

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 0.3%

	Insurance – 0.3%

$700	QBE Insurance Group Limited, 144A	9.750%	3/14/14	A	$795,298
$700	Total Corporate Bonds (cost $584,041)				795,298

Principal Amount (000)/Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 43.0%

	Capital Markets – 3.8%

250	BNY Institutional Capital, 144A	7.780%	12/01/26	Aa3	$244,317

500	Credit Suisse	5.860%	11/15/57	Aa3	382,500

1,000	Goldman Sachs Capital II	5.793%	12/01/57	A3	725,000

500	Goldman Sachs Group, Inc.	6.345%	2/15/34	A2	460,549

3,520	Mellon Capital Trust IV	6.244%	6/20/49	A1	2,728,000

500	MUFG Capital Finance	6.346%	7/25/16	A2	462,510

1,000	State Street Capital Trust	8.250%	9/15/58	A3	979,700

400	UBS Capital IX	6.189%	4/15/42	A2	311,000

3,850	UBS Perferred Funding Trust I	8.622%	10/01/51	A1	3,546,693
	Total Capital Markets				9,840,269

	Commercial Banks – 21.2%

3,350	Barclays Bank PLC, 144A	8.550%	6/15/15	BBB+	3,082,000

2,000	BBVA International Unipersonal	5.919%	4/18/58	A2	1,502,116

1,040	BNP Paribas, 144A	7.195%	12/25/57	Aa3	915,200

2,900	Comerica Capital Trust II	6.576%	2/20/37	A3	2,037,250

2,370	Credit Agricole, S.A, 144A	6.637%	5/30/49	Aa3	1,718,250

5,000	Credit Agricole, S.A	9.750%	12/26/54	Aa3	5,187,500

1,000	Fifth Third Capital Trust IV	6.500%	4/15/37	Baa2	690,000

1,000	First Union Institutional Capital II	7.850%	1/01/27	A–	952,438

4,725	HSBC Financial Capital Trust IX	5.911%	11/30/35	Baa1	3,591,000

300	Mizuho Capital Investment I Limited, 144A	6.686%	3/30/49	Baa1	251,215

6,200	PNC Preferred Funding Trust III, 144A	8.700%	3/15/13	BBB	5,863,917

5,000	Rabobank Nederland, 144A	11.000%	12/31/49	Aa2	6,142,100

500	Societe Generale, 144A	5.922%	4/05/57	A1	360,501

1,480	Sovereign Capital Trust VI	7.908%	6/13/56	BBB+	1,348,394

2,000	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	1,644,416

9,900	USB Realty Corporation, 144A	6.091%	4/15/49	A2	6,930,000

1,550	Wachovia Capital Trust III	5.800%	3/15/42	A–	1,092,750

11,080	Wells Fargo Capital Trust XIII	7.700%	9/26/58	A–	9,805,800

1,865	Wells Fargo Capital Trust XV	9.750%	9/26/49	A–	1,948,925
	Total Commercial Banks				55,063,772

	Diversified Financial Services – 6.9%

1,000	General Electric Capital Corporation	6.375%	11/15/67	Aa3	828,739

17,798	JP Morgan Chase & Company	7.900%	4/30/49	A2	17,141,198
	Total Diversified Financial Services				17,969,937

	Insurance – 10.8%

3,100	Assured Guaranty US Holdings, Series A	6.400%	12/15/66	A–	1,937,500

2,010	AXA SA, 144A	6.379%	6/14/57	BBB+	1,628,100

3,000	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	Baa1	2,085,000

Nuveen Investments	15

Portfolio of Investments

Nuveen Preferred Securities Fund (continued)

September 30, 2009

Principal Amount (000)/Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

2,000	Financial Security Assurance Holdings, 144A	6.400%	12/15/36	A–	$1,230,000

1,000	Hartford Financial Services Group Inc.	8.125%	6/15/18	BB+	900,000

1,000	Liberty Mutual Group Inc., 144A	10.750%	6/15/58	Baa3	965,000

400	Liberty Mutual Group Inc., 144A	7.800%	3/15/37	Baa3	310,000

1,000	Lincoln National Corporation	7.000%	5/17/66	BBB	725,000

2,500	MetLife Capital Trust IV, 144A	7.875%	12/15/37	Baa1	2,387,500

2,000	MetLife Capital Trust X, 144A	9.250%	4/08/68	Baa1	2,085,356

5,000	MetLife Inc.	10.750%	8/01/69	Baa1	6,039,760

1,110	National Financial Services Inc.	6.750%	5/15/37	Baa2	837,697

4,950	Prudential Financial Inc.	8.875%	6/15/18	BBB+	4,925,250

1,000	Swiss Re Capital I, 144A	6.854%	5/25/49	A–	750,924

500	Symetra Financial Corporation, 144A	8.300%	10/15/37	BB+	317,500

485	ZFS Finance USA Trust II, 144A	6.450%	12/15/65	A	441,350

516	ZFS Finance USA Trust V, 144A	6.500%	5/09/67	A	428,280
	Total Insurance				27,994,217

	Oil, Gas & Consumable Fuels – 0.1%

200	Enterprise Products Operating LP	7.034%	1/15/68	Ba1	175,263

	Road & Rail – 0.2%

400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB–	372,922
	Total Capital Preferred Securities (cost $89,001,745)				111,416,380

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 1.7%

	U.S. Government and Agency Obligations – 0.2%

$400	U.S. Treasury Bills	0.000%	12/10/09	AAA	$399,957

200	U.S. Treasury Bills	0.000%	12/31/09	AAA	199,944
600	Total U.S. Government and Agency Obligations				599,901

	Repurchase Agreements – 1.5%

3,788	Repurchase Agreement with State Street Bank, dated 9/30/09, repurchase price $3,788,393, collateralized by $3,870,000 U.S. Treasury Bills, 0.000%, due 2/11/10, value $3,868,065	0.010%	10/01/09	N/A	3,788,392
$4,388	Total Short-Term Investments (cost $4,388,194)				4,388,293
	Total Investments (cost $210,626,480) – 98.5%				255,403,667
	Other Assets Less Liabilities – 1.5%				3,991,753
	Net Assets – 100%				$259,395,420

Investments in Derivatives

Futures Contracts outstanding at September 30, 2009:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at September 30, 2009	Unrealized Appreciation (Depreciation)
U.S. 30-Year Treasury Bonds	Long	25	12/09	$3,034,375	$101,585

16	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Non-income producing security; issuer has not declared a dividend within the past twelve months.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/A	Not applicable.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Assets and Liabilities

September 30, 2009

Assets
Investments, at value (cost $210,626,480)	$255,403,667
Cash	674,868
Receivables:
Dividends	253,323
Interest	2,767,845
Investments sold	929,351
Shares sold	4,249,773
Other assets	3,119
Total assets	264,281,946
Liabilities
Payables:
Dividends	678,431
Investments purchased	2,202,953
Shares redeemed	1,692,779
Variation margin on futures contracts	6,250
Accrued expenses:
Management fees	15,687
12b-1 distribution and service fees	58,004
Other	232,422
Total liabilities	4,886,526
Net assets	$259,395,420
Class A Shares
Net assets	$93,982,649
Shares outstanding	6,382,265
Net asset value per share	$14.73
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$15.46
Class C Shares
Net assets	$48,719,988
Shares outstanding	3,306,296
Net asset value and offering price per share	$14.74
Class R3 Shares
Net assets	$49,815
Shares outstanding	3,360
Net asset value and offering price per share	$14.82
Class I Shares
Net assets	$116,642,968
Shares outstanding	7,921,484
Net asset value and offering price per share	$14.72
Net Assets Consist of:
Capital paid-in	$226,830,021
Undistributed (Over-distribution of) net investment income	(774,602)
Accumulated net realized gain (loss) from investment and derivative transactions	(11,538,771)
Net unrealized appreciation (depreciation) of investments and derivative transactions	44,878,772
Net assets	$259,395,420

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Operations

	Nine Months Ended 9/30/09	Year Ended 12/31/08
Investment Income
Dividends	$5,648,901	$2,286,524
Interest	4,488,601	1,555,875
Total Investment Income	10,137,502	3,842,399
Expenses
Management fees	740,570	312,257
12b-1 service fees – Class A	101,705	7,635
12b-1 distribution and service fees – Class B (1)	—	840
12b-1 distribution and service fees – Class C	157,403	9,294
12b-1 distribution and service fees – Class R3	1	—
Shareholders’ servicing agent fees and expenses	158,306	8,965
Custodian’s fees and expenses	38,894	29,562
Trustees’ fees and expenses	2,989	7,015
Professional fees	40,551	41,878
Shareholders’ reports – printing and mailing expenses	94,278	53,885
Federal and state registration fees	130,317	78,859
Other expenses	7,615	3,327
Total expenses before custodian fee credit and expense reimbursement	1,472,629	553,517
Custodian fee credit	(10)	(1,579)
Expense reimbursement	(522,772)	(244,583)
Net expenses	949,847	307,355
Net investment income	9,187,655	3,535,044
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,155,748)	(6,250,471)
Futures contracts	(160,241)	110,401
Change in net unrealized appreciation (depreciation) of:
Investments	55,164,522	(8,580,750)
Futures contracts	35,340	66,245
Net realized and unrealized gain (loss)	49,883,873	(14,654,575)
Net increase (decrease) in net assets from operations	$59,071,528	$(11,119,531)

(1)	Effective March 31, 2008, Class B Shares were no longer available to the Fund and transferred to Class I Shares on May 2, 2008.

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Changes in Net Assets

	Nine Months Ended 9/30/09	Year Ended 12/31/08	Year Ended 12/31/07
Operations
Net investment income	$9,187,655	$3,535,044	$578,566
Net realized gain (loss) from:
Investments	(5,155,748)	(6,250,471)	(86,192)
Futures contracts	(160,241)	110,401	(30,733)
Change in net unrealized appreciation (depreciation) of:
Investments	55,164,522	(8,580,750)	(1,800,543)
Futures contracts	35,340	66,245	—
Net increase (decrease) in net assets from operations	59,071,528	(11,119,531)	(1,338,902)
Distributions to Shareholders
From net investment income:
Class A	(3,954,148)	(355,033)	(16,160)
Class B (1)	—	—	(13,343)
Class C	(1,466,076)	(92,502)	(13,343)
Class R3	—	N/A	N/A
Class I (2)	(4,515,472)	(3,062,416)	(563,731)
Tax return of capital:
Class A	—	(39,419)	—
Class B (1)	—	—	—
Class C	—	(10,312)	—
Class R3	—	N/A	N/A
Class I (2)	—	(340,963)	—
Decrease in net assets from distributions to shareholders	(9,935,696)	(3,900,645)	(606,577)
Fund Share Transactions
Proceeds from sale of shares	198,439,758	71,899,868	17,326,622
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,060,983	1,040,675	288,403
	203,500,741	72,940,543	17,615,025
Cost of shares redeemed	(60,786,567)	(10,955,497)	(91,875)
Net increase (decrease) in net assets from Fund share transactions	142,714,174	61,985,046	17,523,150
Net increase (decrease) in net assets	191,850,006	46,964,870	15,577,671
Net assets at the beginning of period	67,545,414	20,580,544	5,002,873
Net assets at the end of period	$259,395,420	$67,545,414	$20,580,544
Undistributed (Over-distribution of) net investment income at the end of period	$(774,602)	$15,345	$(12,219)

(1)	Effective March 31, 2008, Class B Shares were no longer available to the Fund and transferred to Class I Shares on May 2, 2008.
(2)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
N/A	Fund did not issue Class R3 Shares prior to September 29, 2009.

See accompanying notes to financial statements.

20	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”). The Trust was organized as a Massachusetts business trust on September 27, 2006.

The Fund seeks to provide a high level of current income and total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in preferred securities. At least 60% of the preferred securities in which the Fund invests will be rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or if unrated, judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”). The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” “high risk” or “junk” securities. The Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities of non-U.S. issuers and up to 10% of its total assets in other open or closed-end funds that invest in similar types of securities. The Fund intends to invest primarily in fully taxable preferred securities (i.e., securities that do not qualify for the dividends received deduction), which pay distributions at either fixed or adjustable rates. Preferred securities have preference over common stock in the payment of distributions and the liquidation of a company’s assets. However, preferred securities share many investment characteristics with both common stock and bonds; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in both equity funds and bond funds. The Fund may invest up to 20% of its net assets in debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities. Under normal circumstances, the Fund may invest up to 15% of its net assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). The Fund may also invest in forwards, futures, options and swap contracts, or other derivative financial instruments including credit default swaps.

During the current reporting period, the Fund’s Board of Trustees approved a change in the Fund’s fiscal year end from December 31 to September 30.

On September 29, 2009, the Fund issued Class R3 shares. Class R3 Shares of the Fund will be available to certain retirement plans on or about January 31, 2010. At September 30, 2009, all outstanding Class R3 shares are owned by Nuveen.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2009, the Fund had outstanding when-issued/delayed purchase commitments of $465,140.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Nuveen Investments	21

Notes to Financial Statements (continued)

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding during the nine months ended September 30, 2009, was 15. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

22	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of September 30, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$119,388,506	$124,258,547	$—	$243,647,053
Taxable Municipal Bonds	—	6,573,023	—	6,573,023
Corporate Bonds	—	795,298	—	795,298
Short-Term Investments	4,388,293	—	—	4,388,293
Derivatives:
Futures Contracts**	101,585	—	—	101,585
Total	$123,878,384	$131,626,868	$—	$255,505,252
*	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.
**	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3 Investments
Balance at beginning of period	$700,000
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	82,074
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	13,224
Net transfers in to (out of) at end of period fair value	(795,298)
Balance at end of period	$—

Nuveen Investments	23

Notes to Financial Statements (continued)

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Trust adopted ammendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of September 30, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$101,585	—	$—
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the nine months ended September 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts
Risk Exposure
Interest Rate	$(160,241)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Risk Exposure
Interest Rate	$35,340

4. Fund Shares

Transactions in Fund shares were as follows:

	Nine Months Ended 9/30/09		Year Ended 12/31/08		Year Ended 12/31/07
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,392,665	$86,106,998	2,293,754	$26,123,279	4,315	$76,500
Class B	N/A	N/A	—	—	—	—
Class C	2,951,340	36,370,246	538,244	6,214,381	—	—
Class R3	3,360	50,000	N/A	N/A	N/A	N/A
Class I	6,088,959	75,912,514	2,530,870	39,562,208	947,692	17,250,122
Shares issued to shareholders due to reinvestment of distributions:
Class A	158,894	1,979,343	16,592	194,768	829	15,551
Class B	N/A	N/A	318	5,496	712	13,343
Class C	55,612	696,869	4,494	54,997	712	13,343
Class R3	—	—	N/A	N/A	N/A	N/A
Class I	196,138	2,384,771	57,175	785,414	13,119	246,166
	16,846,968	203,500,741	5,441,447	72,940,543	967,379	17,615,025
Shares redeemed:
Class A	(3,075,410)	(38,757,840)	(423,124)	(4,520,859)	—	—
Class B	N/A	N/A	(14,780)	(253,326)	—	—
Class C	(246,900)	(2,853,301)	(10,956)	(123,500)	—	—
Class R3	—	—	N/A	N/A	N/A	N/A
Class I	(1,652,818)	(19,175,426)	(463,163)	(6,057,812)	(5,238)	(91,875)
	(4,975,128)	(60,786,567)	(912,023)	(10,955,497)	(5,238)	(91,875)
Net increase (decrease)	11,871,840	$142,714,174	4,529,424	$61,985,046	962,141	$17,523,150
N/A –	The Fund did not issue Class R3 Shares prior to September 29, 2009. Effective March 31, 2008, Class B Shares were no longer available to the Fund and transferred to Class I Shares on May 2, 2008.

24	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the nine months ended September 30, 2009, aggregated $176,664,847 and $39,731,555, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At September 30, 2009, the cost of investments was $211,675,079.

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2009, were as follows:

Gross unrealized:
Appreciation	$49,213,563
Depreciation	(5,484,975)
Net unrealized appreciation (depreciation) of investments	$43,728,588

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2009, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$183,121
Undistributed net long-term capital gains	—
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on September 10, 2009, paid on October 1, 2009. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the nine months ended September 30, 2009, and during the tax years ended December 31, 2008 and December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

Nine months ended September 30, 2009
Distributions from net ordinary income*	$9,257,563
Distributions from net long-term capital gains	—
Tax return of capital	—

Year ended December 31, 2008
Distributions from net ordinary income*	$3,509,653
Distributions from net long-term capital gains	—
Tax return of capital	390,694

Year ended December 31, 2007
Distributions from net ordinary income*	$606,577
Distributions from net long-term capital gains	—
Tax return of capital	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At September 30, 2009, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

Expiration:
September 30, 2015	$41,620
September 30, 2016	5,385,434
Total	$5,427,054

The Fund elected to defer net realized losses from investments incurred from January 1, 2009 through September 30, 2009, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $5,240,828 are treated as having arisen on the first day of the following fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	25

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets (1)	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of September 30, 2009, the complex-level fee rate was .1901%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive fees and reimburse expenses, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed .70% through April 30, 2010 (1.25% after April 30, 2010) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the nine months ended September 30, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$431,873

To compensate for commissions advanced to financial intermediaries, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the nine months ended September 30, 2009, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$151,117

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also retained $9,787 CDSC (Unaudited) on share redemptions during the nine months ended September 30, 2009.

At September 30, 2009, the Adviser owned 1,555, 1,523, 3,360 and 3,113 shares of Class A, C, R3 and I, respectively.

26	Nuveen Investments

8. Subsequent Events

Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid on November 2, 2009, to shareholders of record on October 29, 2009, as follows:

Dividend per share:
Class A	$.0970
Class C	.0885
Class R3	.0945
Class I	.1000

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Fund has performed an evaluation of subsequent events through November 25, 2009, which is the date the financial statements were issued.

Nuveen Investments	27

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/06)
Year Ended 9/30:
2009(d)	$11.76	$.84	$3.00	$3.84	$(.87)	$—	$—	$(.87)	$14.73	35.29%
Year Ended 12/31:
2008	16.98	1.31	(5.30)	(3.99)	(1.08)	—	(.15)	(1.23)	11.76	(24.67)
2007	20.01	1.08	(3.03)	(1.95)	(1.08)	—	—	(1.08)	16.98	(10.12)
2006(e)	20.00	.03	(.02)	.01	—	—	—	—	20.01	.05
Class C (12/06)
Year Ended 9/30:
2009(d)	11.77	.78	3.00	3.78	(.81)	—	—	(.81)	14.74	34.48
Year Ended 12/31:
2008	16.96	1.16	(5.24)	(4.08)	(.97)	—	(.14)	(1.11)	11.77	(25.13)
2007	20.01	.93	(3.03)	(2.10)	(.95)	—	—	(.95)	16.96	(10.85)
2006(e)	20.00	.03	(.02)	.01	—	—	—	—	20.01	.05
Class R3 (9/09)
Year Ended 9/30:
2009(g)	14.88	.01	(.07)	(.06)	—	—	—	—	14.82	(.40)
Class I (12/06)(f)
Year Ended 9/30:
2009(d)	11.76	.86	3.00	3.86	(.90)	—	—	(.90)	14.72	35.48
Year Ended 12/31:
2008	16.98	1.19	(5.14)	(3.95)	(1.14)	—	(.13)	(1.27)	11.76	(24.45)
2007	20.01	1.18	(3.08)	(1.90)	(1.13)	—	—	(1.13)	16.98	(9.91)
2006(e)	20.00	.04	(.03)	.01	—	—	—	—	20.01	.05

28	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$93,983	1.47	%*	8.58	%*	.94	%*	9.11	%*	30%

22,420	1.64		10.32		.95		11.02		99
321	2.50		4.23		1.13		5.60		179
275	18.18	*	(12.06	)*	1.23	*	4.88	*	—

48,720	2.23	*	7.82	*	1.69	*	8.36	*	30

6,429	2.32		8.90		1.70		9.52		99
245	3.29		3.39		1.89		4.79		179
275	18.93	*	(12.82	)*	1.99	*	4.12	*	—

50	1.37	*	11.62	*	1.20	*	11.79	*	30

116,643	1.21	*	9.12	*	.69	*	9.64	*	30

38,697	1.26		7.57		.69		8.14		99
19,769	1.80		5.28		.78		6.30		179
4,178	17.92	*	(11.81	)*	.98	*	5.13	*	—

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the nine months ended September 30, 2009.
(e)	For the period December 19, 2006 (commencement of operations) through December 31, 2006.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.

See accompanying notes to financial statements.

Nuveen Investments	29

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	197
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	197
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	197
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	197
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	197
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	197
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	197

30	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	197

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	197
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	197
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	197
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	197

Nuveen Investments	31

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	197
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	197
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	197
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	197
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	133
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	197
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	197
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	197
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	197

32	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	197
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	133
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	197
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	197
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	197
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	197

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	33

Notes

34	Nuveen Investments

Notes

Nuveen Investments	35

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

36	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: Nuveen Preferred Securities Fund hereby designates 18.35% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 40.44% as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Additionally, the Fund hereby designates 43.83% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2009.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	37

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-INV5-0909P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst & Young LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2009 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Preferred Securities Fund	24,000	0	0	0

Total	$24,000	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”
[5]	Fund changed fiscal year from December to September in August 2009.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Preferred Securities Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Preferred Securities Fund	24,000	0	0	0

Total	$24,000	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Preferred Securities Fund	0%	0%	0%	0%

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended September 30, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended September 30, 2009 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Preferred Securities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	Fund changed fiscal year from December to September in August 2009.

Fiscal Year Ended December 31, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Preferred Securities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date December 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date December 7, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date December 7, 2009